EXHIBIT 32.1
CEO CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES — OXLEY ACT OF 2002
This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the “Form 10-Q”) for the quarter ended March 31, 2006 of Cinemark USA, Inc. (the “Issuer”).
I, Lee Roy Mitchell, the Chief Executive Officer of Issuer certify that to the best of my knowledge:
(i)	the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.
Dated: May 15, 2006

/s/ Lee Roy Mitchell
Lee Roy Mitchell
Chief Executive Officer
Subscribed and sworn to before me this 15th day of May 2006.

/s/ Carol Waldman
Name: Carol Waldman
Title: Notary Public
My commission expires: 06/07/08
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.